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                       SECURITIES AND EXCHANGE COMMISSION

                                WASHINGTON, D.C.

                                    FORM 8-K/A

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934




        Date of Report (Date of Earliest Event Reported) DECEMBER 5, 2000
                                                         ----------------



                                 MED/WASTE, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



        DELAWARE                       0-22294                 65-0297759
----------------------------      ---------------------       -------------
(State or other jurisdiction      (Commission File No.)       (IRS Employer
      of incorporation)                                     Identification No.)


             6175 NW 153RD STREET, SUITE 324, MIAMI LAKES, FL 33014
             ------------------------------------------------------
              (Address of principal executive office and Zip Code)

       Registrant's telephone number, including area code: (305) 819-8877
                                                          ----------------

                                 NOT APPLICABLE
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)





                                Page 1 of 3 Pages

                             Exhibit Index on Page 2

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Item 4.        Changes in Registrant's Certifying Accountant.

               (a)(1) On November 16, 2000, Med/Waste, Inc. (the "Company") dismissed BDO Seidman, LLP as its independent certified public accountant.

Attached, as Exhibit 16 is a letter from BDO Seidman, LLP to the Securities and Exchange Commission relating to such dismissal.

Current management has appropriately addressed and resolved the internal control weaknesses for the year ended December 31, 1998 referred to by BDO Seidman, LLP.

Item 7.        Financial Statements and Exhibits:

               Exhibit:16.
               Letter from BDO Seidman, LLP





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                                   SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       MED/WASTE, INC., a Delaware corporation



DATE:     DECEMBER 5, 2000             By: /s/ GEORGE MAS
     -----------------------              --------------------------------------
                                          GEORGE MAS,
                                          Vice President/Chief Financial Officer



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